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                                                                 Exhibit 10.37


                                                         Location: HOTELADDRESS1
                                                                   HOTELADDRESS2

                                                         ID Number: IDNUMBER

                                                         Date:
                                                               ---------------

                                LICENSE AGREEMENT

                                     between

                             BEST FRANCHISING, INC.

                                       and

                                 ENTITYNAMECAPS


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                                                           TABLE OF CONTENTS

                                                                                                                                PAGE
1.     THE LICENSE......................................................................................1
       A.   The Hotel...................................................................................1
       B.   The Hotel System............................................................................1

2.     GRANT OF LICENSE.................................................................................2

3.     YOUR RESPONSIBILITIES............................................................................2
       A.   Operational and Other Requirements..........................................................2
       B.   Performance of the Work.....................................................................4
       C.   Upgrading of the Hotel......................................................................4
       D.   Fees........................................................................................4
       E.   No Right to Offset..........................................................................6

4.     OUR RESPONSIBILITIES.............................................................................6
       A.   Training....................................................................................6
       B.   Services....................................................................................6
       C.   Consultation on Operations, Facilities and Marketing........................................6
       D.   (1)     Best Reservations Corp..............................................................6
            (2)     Use of Marketing/Reservation Contributions..........................................6
       E.   Application of Manual.......................................................................7
       F.   Other Arrangements..........................................................................7
       G.   Inspections/Compliance Assistance...........................................................7

5.     PROPRIETARY RIGHTS...............................................................................7
       A.   Ownership of the Hotel System and Proprietary Marks.........................................7
       B.   Trademark Disputes..........................................................................8
       C.   Protection of Name and Marks................................................................8

6.     RECORDS AND AUDITS...............................................................................9
       A.   Monthly Reports.............................................................................9
       B.   Preparation and Maintenance of Records......................................................9
       C.   Audit.......................................................................................9
       D.   Annual Financial Statements.................................................................9

7.     INDEMNITY AND INSURANCE.........................................................................10
       A.   Indemnity..................................................................................10
       B.   Insurance..................................................................................11

8.     TRANSFER........................................................................................12
       A.   Transfer by Us.............................................................................12
       B.   Transfer by You............................................................................12
       C.   Transfers of the License or Equity Interest in You Upon Death..............................14
       D.   Registration of a Proposed Transfer of Equity Interests....................................14

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
       E.   Non-Waiver of Claims........................................................................14
       F.   Our Right of First Refusal..................................................................14
       G.   No Right of First Refusal...................................................................15

9.     CONDEMNATION AND CASUALTY........................................................................15
       A.   Condemnation................................................................................15
       B.   Casualty....................................................................................15
       C.   Extensions of Term..........................................................................15

10.    TERMINATION......................................................................................16
       A.   Expiration of Term..........................................................................16
       B.   Defaults....................................................................................16
       C.   De-identification of Hotel Upon Termination or Expiration of this Agreement
        ................................................................................................19
       D.   Payment of Liquidated Damages...............................................................20

11.    RENEWAL..........................................................................................21
       A.   Requirements................................................................................21
       B.   Alternative Process.........................................................................21

12.    RELATIONSHIP OF PARTIES..........................................................................22
       A.   No Agency Relationship......................................................................22
       B.   Your Notices to Public Concerning Independent Status........................................22
       C.   Use of the Best Name........................................................................22

13.    MISCELLANEOUS....................................................................................22
       A.   Severability and Interpretation.............................................................22
       B.   Binding Effect..............................................................................22
       C.   Exclusive Benefit...........................................................................23
       D.   Entire Agreement............................................................................23
       E.   Our Withholding of Consent..................................................................23
       F.   Notices.....................................................................................24
       G.   Descriptive Headings........................................................................24
       H.   Management of the Hotel.....................................................................24
       I.   Guest Room Rates............................................................................24
       J.   Attorneys' Fees.............................................................................24

14.    SPECIAL STIPULATIONS.............................................................................24
       A.   Conditional Opening.........................................................................24

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GUARANTY OF LICENSEE
ATTACHMENT A
ATTACHMENT B
ATTACHMENT C
GUARANTY BY HAWTHORN SUITES FRANCHISING, INC.
STATE - SPECIFIC AMENDMENTS

                                LICENSE AGREEMENT

         This license agreement ("Agreement" or "License Agreement"), dated ______________, 20___, is entered into by and between Best Franchising, Inc., a Georgia corporation having an address at 13 Corporate Square, Suite 250, Atlanta, Georgia 30329 ("we," "our," "us" or "Licensor"), and ENTITYNAMECAPS, a ENTITYTYPE, having an address at ENTITYADDRESS ("you," "your" or "Licensee"). In consideration of the following mutual promises, the parties agree as follows:

         1. THE LICENSE.

         We have the exclusive right to license a unique concept and system (the "Hotel System") to establish and operate "mid-level economy" hotels under the names "Best Inns," "Best Suites," "Best Inns & Suites," "Best Hotel" and "Best Hotel & Suites" and certain brand extensions thereof (collectively, "Hotels" or "Best Hotels"). Before signing this Agreement, you read our Offering Circular for Prospective Franchisees ("UFOC") and independently evaluated and investigated the risks of investing in the hotel industry generally and purchasing a Best franchise specifically, including such factors as current and potential market conditions, owning a franchise and various competitive factors. Following your investigation, you wish to enter into this Agreement to obtain a license to use the Hotel System to operate a BRAND hotel located at HOTELADDRESS1, HOTELADDRESS2 (the "Hotel").

         A. THE HOTEL. The Hotel includes all structures, facilities, appurtenances, furniture, fixtures, equipment, entry, exit and parking areas located on the real property identified on Attachment A hereto or any other real property we approve for Hotel expansion, signage or other facilities. You agree not to make any material changes to the Hotel without our prior written consent, which consent shall not be unreasonably withheld, including, but not limited to, any change in the number of rooms or suites at or to be constructed as part of the Hotel ("Guest Rooms").

         B. THE HOTEL SYSTEM. We have designed the Hotel System so that the public associates the Hotels with high quality standards. The Hotel System includes, without limitation: (i) the tradenames, trademarks, and service marks "Best Inns," "Best Suites," "Best Inns & Suites," "Best Hotel" and "Best Hotel & Suites" and such other tradenames, trademarks, and service marks we hereafter designate for use with the Hotel System (collectively, the


                                      1
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"Proprietary Marks"); (ii) prototypical architectural plans, designs and layouts, including, without limitation, site, floor, roof, plumbing, lobby, electrical and landscape plans; (iii) a national toll free number system for central reservation referrals, as renovated by us from time to time (collectively, the "CRS"); (iv) the national Best directory (the "National Directory"); (v) management, personnel and operational training programs, materials and procedures; (vi) standards and specifications for operations, marketing, construction, equipment and furnishings described in our confidential manuals, as amended by us from time to time (collectively, the "Manual"); and
(vii) marketing, advertising and promotional programs.

         2. GRANT OF LICENSE.

         We hereby grant to you a license (this "License") to use the Hotel System to build or convert and operate the Hotel in accordance with the terms of and commencing on the date of this Agreement and terminating as provided in Paragraph 10 (the "License Term"). During the License Term, neither we nor any of our affiliates or franchisees will develop or license any Best Hotels within the area described in Attachment B (the "Territory"). This Agreement does not limit our right, or the rights of our parent, subsidiaries or affiliates, (i) to use or license others to use any part of the Hotel System outside the Territory; (ii) to conduct other business activities under, or license others to use, hospitality brands that are not part of the Proprietary Marks, whether outside or within the Territory, even if the other brands or business activities compete with the Hotel and/or the Hotel System; or (iii) to use or license others to use the Hotel System within the Territory to replace any previously executed Best Hotel license agreement.

         3. YOUR RESPONSIBILITIES.

         A. OPERATIONAL AND OTHER REQUIREMENTS. During the License Term, you agree to:

                  (1) maintain the Hotel in first class condition and in a clean, safe and orderly manner;

                  (2) provide efficient, courteous, and high-quality service to the public while maintaining a high moral and ethical standard and atmosphere at the Hotel;

                  (3) operate the Hotel twenty-four (24) hours a day, every day;

                  (4) strictly comply in all respects with our requirements concerning:

                           (a) the Hotel System, the Manual and all other policies and procedures we communicate to you;

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                           (b)      our quality standards and the types of
                                    services, products and amenities you may use, promote or offer at the Hotel;

                           (c) your use of the Proprietary Marks and display, style and type of signage;

                           (d) directory and reservation service listings of the Hotel; and

                           (e) your participation in all of our marketing, reservation service, advertising, Internet, computer, training and operating programs, including a property management system that interfaces with the CRS or any other central reservation system we adopt;

                  (5) execute our then-current Software License Agreement, including payment of a $1,500 software license fee, to participate in, connect with and use the CRS;

                  (6) except as provided in Paragraph 4E, adopt all changes we make to the Hotel System;

                  (7) strictly comply with all governmental requirements, including: (i) the payment of taxes; (ii) the filing and maintenance of trade or fictitious name registrations; and (iii) the filing and maintenance of all licenses and permits to operate the Hotel;

                  (8) permit our representatives to inspect the Hotel at any time and provide them free lodging during the inspection period;

                  (9) not use the Hotel or the Hotel System to promote a competing business or other lodging facility;

                  (10) use your best efforts to create a favorable response to the names "Best Inns," "Best Suites," "Best Inns & Suites," "Best Hotel" and "Best Hotel & Suites" and the names of any brand extensions we develop;

                  (11) promptly pay to us and/or our parent, subsidiaries and affiliates when due all royalties and fees owed under this Agreement;

                  (12) use your best efforts to treat the Manual and any other information or materials we designate, as confidential ("Confidential Materials") and not duplicate, circulate or distribute any Confidential Materials to any unauthorized person;

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                  (13)     use best efforts to require each employee who will
                           have access to any Confidential Materials to keep the Confidential Materials confidential; and

                  (14) conduct your advertising in a dignified manner. At our request, you agree to submit to us all advertising and promotional materials and immediately discontinue your use of any materials we reasonably reject.

         B. PERFORMANCE OF THE WORK. As a primary inducement for us to enter into this Agreement, you agree to perform the work listed on Attachment C (the "Work") in strict accordance with our specifications.

         C. UPGRADING OF THE HOTEL. If at any time the Hotel falls below the quality standards set forth in the Manual, we may require you to upgrade or renovate the Hotel to reach acceptable standards. Your failure to upgrade or renovate the Hotel promptly after we notify you to do so may result in our issuing a quality default notice which could lead to our terminating this Agreement.

         D.       FEES.

                  (1) For each month (or part of a month) during the License Term, beginning with the date the Hotel opens for business (the "Opening Date"), you shall pay to us by the tenth (10th) day of the following month:

                           (a) a "Royalty Fee" equal to the following percentages of Gross Room Revenues (as defined in Paragraph 3D(2)) of the Hotel:
                                    (i) three percent (3%) during the first
                                    twelve (12) month period following the
                                    Opening Date ("Year 1"); (ii) four percent
                                    (4%) during the twelve (12) month period following Year 1 ("Year 2"); and five percent (5%) for each month after Year 2 until the expiration or sooner termination of this Agreement.

                           (b) a "Marketing/Reservation Contribution" ("Contribution") equal to two and one-half percent (2.5%) of Gross Room Revenues of the Hotel from the Opening Date until the expiration or sooner termination of this Agreement. Beginning in Year 3, we may, at any time, increase your Contribution only if: (i) we simultaneously increase the Contributions of all other licensees whose agreements contain fee provisions similar to this Paragraph 3D; and (ii) at least sixty-six percent (66%) of the open Best Hotels (one

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                                    vote per open Hotel) agree to such an
                                    increase; and

                           (c) any sales, gross receipts, personal property or similar tax imposed on us and calculated solely on any payment required under this Agreement, unless the tax is an optional alternative to an income tax otherwise payable by us.

                  (2) "Gross Room Revenues" shall mean gross receipts attributable to or payable for the rental of Guest Rooms, including, without limitation, the net proceeds of use and occupancy and business interruption, rent loss, or similar insurance held by you with respect to the Hotel. However, insurance proceeds are included in Gross Room Revenues only if you actually receive them. Gross Room Revenues do not include gratuities to employees or service charges levied in lieu of such gratuities which are payable to employees, or any taxes or fees collected by you for transmittal to any taxing authorities.

                  (3) If we require, you agree to make your monthly payments to a designated bank account by telegraphic transfer, automatic debit arrangement, or other means we specify. We will pay for the cost of connection to such telegraphic or automatic debit service. If an automatic debit or similar arrangement is utilized and funds are insufficient to cover your payment obligation, any amounts unpaid on or before the due date shall be deemed overdue. If any payment is overdue, in addition to the overdue amount, you shall pay us interest on the overdue amount from the due date until paid in full at the lesser rate of one and one-half percent (1.5%) per month or the maximum rate permitted by law. Our ability to charge interest on all overdue amounts shall be in addition to any other remedies we may have as a result of your failure to make payments when due.

                  (4) You agree to pay us a $2,500.00 fee each time you apply to us to add any Guest Rooms to the Hotel.

                  (5) Subject to our requirements and at your own expense, you may conduct local and regional marketing and advertising programs. You shall pay us reasonable fees for optional advertising materials you order from us for these programs.

                  (6) You will participate in any global distribution system connected to the CRS and pay applicable

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                           commissions to travel agents. You agree to pay: (i)
                           all commissions and fees for reservations you accept through any sources (including the Internet), whether processed through us, the CRS, third party reservation systems, or billed directly to you; and
                           (ii) CRS related telephone and equipment charges.

         E. NO RIGHT TO OFFSET. Licensee acknowledges and agrees that it will not, for any reason, withhold payment of any Royalty Fees, Contributions or any other fees or payments due Licensor pursuant to this Agreement. Licensee will not have the right to withhold or offset any liquidated or unliquidated amounts, damages or other monies allegedly due Licensee by Licensor against any Royalty Fees, Contributions or any other fees due Licensor under this Agreement.

         4. OUR RESPONSIBILITIES.

         A. TRAINING. We provide initial training prior to the Opening Date. During the License Term, we will provide both required and optional training programs. We are responsible for the cost of instruction and you are responsible for all travel, lodging and other training expenses, including reasonable charges for training materials. If any training is held at your Hotel, you agree to provide our representatives with free lodging.

         B. SERVICES. Provided you are in full compliance with your obligations under this Agreement, you shall have access to the CRS, listings in advertising publications and the National Directory.

         C. CONSULTATION ON OPERATIONS, FACILITIES AND MARKETING. On an ongoing basis, you may consult with us in connection with Hotel operations, including suppliers for fixtures, furnishings, signs and other equipment.

         D.       (1)      BEST RESERVATIONS CORP. By executing this Agreement,
                           you agree to become a member of Best Reservations
                           Corp. (the "Fund"), an Illinois not-for-profit corporation with a Board of Directors which we control. The Fund holds the Contributions and for administrative convenience, we collect the
                           Contributions before passing them on to the Fund.

                  (2) USE OF MARKETING/RESERVATION CONTRIBUTIONS. The Fund will use the Contributions to pay for: (i) advertising, promotion, publicity, market research and other marketing programs; (ii) maintaining and producing the National Directory, our Internet site, and the CRS; and (iii) our overhead relating directly to national and local marketing and reservations. Our overhead is limited to costs associated with the financial management of the Contributions and the salaries and benefits of

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                           certain individuals who work for our reservation or
                           marketing departments. We will neither profit financially from nor use the Contributions to pay for marketing directly related to our sale of franchises. The Fund is not obligated to spend funds for marketing or reservation services exceeding the Contributions received from licensees using the Hotel System. If the Fund has a surplus of Contributions at the end of any taxable year, all expenditures in the following taxable year(s) shall be made first out of earnings accumulated from previous years' surplus contributions, next out of current year earnings from surplus contributions, and finally from current year Contributions. Upon your written request, we will provide you with an annual statement regarding Contributions.

         E. APPLICATION OF MANUAL. All Best Hotels must comply with the terms of the Manual, although we may permit limited exceptions based on local conditions or special circumstances. Each change in the Manual will be explained to you at least thirty (30) days prior to its effective date. Any change to the Manual which, in our reasonable discretion, would cause a substantial investment by you will not be effective unless approved by sixty-six percent (66%) of the open Best Hotels. Each open hotel shall have one vote and approval of sixty-six percent (66%) of the open hotels will be required to implement the change. Notwithstanding the foregoing, changes to the Manual which relate to guest security and/or life/safety issues are not subject to the approval of you or other licensees even if substantial investments are required.

         F. OTHER ARRANGEMENTS. We may arrange for development, marketing, operations, administration, technical and support functions, facilities, services and/or personnel with any other entity and may use any facilities, programs, services and/or personnel used in connection with the Hotel System in connection with our other business activities, even if our other business activities compete with the Hotel or the Hotel System.

         G. INSPECTIONS/COMPLIANCE ASSISTANCE. We have the right to inspect your Hotel at any time, with or without notice to you, to determine if the Hotel is in compliance with the Hotel System and the standards set forth in the Manual. If the Hotel fails to comply with either, we may, at our option and at your cost, require you to correct the deficiencies within the reasonable time we establish.

         5. PROPRIETARY RIGHTS.

         A. OWNERSHIP OF THE HOTEL SYSTEM AND PROPRIETARY MARKS. You acknowledge and shall not contest, either directly or indirectly, either during the License Term or thereafter: (i) our exclusive right to both use and grant licenses to use the Hotel System and

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any element(s) or component(s) thereof; (ii) that we are the owner or exclusive licensee of all right, title and interest in and to the Proprietary Marks together with the goodwill they symbolize; or (iii) the validity or ownership of the Proprietary Marks. All improvements and additions to or associated with the Hotel System made by you or anyone else and all goodwill arising from your use of the Proprietary Marks shall inure to our benefit and become our property. Upon expiration or termination of this Agreement, no monetary amount shall be attributed to any goodwill associated with your use of the Hotel System or portion thereof.

                  B. TRADEMARK DISPUTES. We have the sole right to handle third party disputes concerning the use of all or any part of the Hotel System, and you shall, at your reasonable expense, extend your full cooperation to us in all matters relating to the operation of the Hotel. All recoveries made as a result of disputes with third parties regarding use of the Hotel System or any part thereof belong solely to us. We are not required to initiate lawsuits against alleged imitators or infringers and may settle any dispute in our discretion. You shall not initiate any lawsuit or proceeding against alleged imitators or infringers or any other lawsuit or proceeding to enforce or protect the Hotel System without our prior written consent.

                  C. PROTECTION OF NAME AND MARKS. Consistent with their ownership rights and rights to use the Proprietary Marks, both parties to this Agreement shall use their reasonable best efforts to protect and maintain the Proprietary Marks and their distinguishing characteristics. You agree: (i) to execute any documents we request to obtain or maintain protection for the Proprietary Marks; (ii) to use the Proprietary Marks only in connection with the operation of your Hotel and only as we instruct; and (iii) that your unauthorized use of the Proprietary Marks shall constitute both an infringement of our rights and a material breach of your obligations under this Agreement. You must notify us immediately, in writing, if you have any actual or constructive knowledge of any infringement or challenge to your use of the Proprietary Marks or any unauthorized use or possible misuse of either the Proprietary Marks, the names "Best Inns," "Best Suites" or "Best Hotel" or any Confidential Materials.

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         6. RECORDS AND AUDITS.

         A. MONTHLY REPORTS. By the third (3rd) day of each month, you agree to prepare and submit to us a statement for the previous month, certified by your chief financial or principal accounting officer, listing Gross Rooms Revenue, other revenues generated at the Hotel, room occupancy rates, reservation data, the amounts currently due under Paragraph 3D and other information we deem useful in connection with the Hotel System (the "Data"). The statement shall be in such form and detail as we may reasonably request, shall be our property and may be used by us for all reasonable purposes. We will not knowingly provide Data on your Hotel as an inducement to develop other hotel brands in your market area, although you understand that some of the Data may be compiled into information we provide to prospective licensees.

         B. PREPARATION AND MAINTENANCE OF RECORDS. You agree to: (i) prepare on a current basis in a form satisfactory to us, (and preserve for at least four
(4) years), complete and accurate records concerning Gross Rooms Revenue and all financial, operating, marketing and other aspects of the Hotel; and (ii) maintain an accounting system which fully and accurately reflects all financial aspects of the Hotel, including, but not limited to, books of account, tax returns, governmental reports, register tapes, daily reports, profit and loss and cash flow statements, balance sheets and complete quarterly and annual financial statements. We reserve the right to require you to grant us independent access to your computer system to permit us to obtain sales information, occupancy information and other data that we find useful for the Hotel System.

         C. AUDIT. We or our agents may, at any time, examine and copy, all books, records, and tax returns related to your Hotel and, at our option, require an independent audit. If an inspection or audit reveals that you have understated payments in any report to us, you shall immediately pay us the amount understated, in addition to interest from the date such amount was due until paid, at the lesser of one and one-half percent (1.5%) per month or the maximum rate permitted by law. In this event, we may also require that all of your future annual financial statements be audited at your expense by an independent certified public accounting firm you select and we approve. If an inspection or audit discloses an underpayment to us of five percent (5%) or more of the total amount owed during any six (6) month period, you shall, in addition to paying the understated amount with interest, reimburse us for our costs and expenses in connection with the inspection or audit, including legal and accounting fees. These remedies supplement any others we may have under this Agreement.

         D. ANNUAL FINANCIAL STATEMENTS. Upon our request, not later than ninety
(90) days after the end of your fiscal year, you must provide us with complete financial statements for such year certified by your chief financial or principal accounting officer to be true and correct and prepared in accordance with generally

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accepted accounting principles consistently applied. Any false certification shall be a material breach of this Agreement. Upon our request from time to time you also agree to provide us with operating statistics for the Hotel.

         7. INDEMNITY AND INSURANCE.

         A. INDEMNITY. You agree that nothing in this Agreement authorizes either party to make any contract, agreement, warranty or representation on the other's behalf, or to incur any debt or other obligation in the other's name, and that neither party shall assume liability for, or be deemed liable as a result of any such action, or by reason of any act or omission of the other party or any claim or judgment arising therefrom.

                  (1) You agree to indemnify, defend and hold harmless us, our parent, affiliates, subsidiaries and our respective, officers, directors, agents, employees, successors and assigns (the "Indemnified Parties") against, and to reimburse the Indemnified Parties for, any and all claims or actions arising or alleging to arise directly or indirectly from, as a result of, or in connection with, your operation of the Hotel, including, but not limited to, claims alleging either intentional or negligent conduct, acts or omissions by you or us relating to the operation of the Hotel or the Hotel System, as well as the costs, including attorneys' fees, of defending against said claims or actions. We reserve the right to defend any such claim or action against us. You agree that this indemnity will survive the expiration or termination of this Agreement. You have no obligation to indemnify us if a court of competent jurisdiction makes a final decision not subject to further appeal that we or our employees directly engaged in willful misconduct or intentionally caused the property damage or bodily injury that is the subject of the claim. You shall notify us immediately (but not later than five (5) days following your receipt of notice) of any claim, action or potential claim or action naming any Indemnified Party as a defendant or potential defendant (the "Indemnification Notice"). The Indemnification Notice shall include copies of all correspondence or court papers relating to the claim or action.

                  (2) We shall indemnify you and hold harmless your parent, affiliates, subsidiaries and respective officers, directors, agents, and employees against all claims against you arising as a result of, or in connection with, a material breach by us which is adjudicated by a court of competent jurisdiction

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                           to be the sole cause of the claim, as well as the
                           cost of defending the claim.

                  (3) If you fail to comply with this Paragraph 7A, we may retain attorneys and defend any claim, action or alleged claim or action at your sole expense. You agree that our obligations hereunder are exclusively to you, and no other party may rely on, enforce, or obtain relief for breach of such obligations.

         B. INSURANCE. During the License Term, you shall comply with the insurance requirements of any applicable law, lease or mortgage covering the Hotel and our specifications regarding amounts and types of insurance. Prior to the Opening Date, and thereafter on an annual basis and/or each time you change the terms of your insurance policy or carrier, you shall provide us with certificates of insurance which: (i) evidence your liability insurance, its amounts and the amount of your deductible; (ii) name Best Franchising, Inc. and U.S. Franchise Systems, Inc. as additional insureds; (iii) state that your policy may not be canceled, amended or permitted to lapse or expire without thirty (30) days prior written notice to us. At a minimum, such certificates must be provided to us prior to construction or renovation of the Hotel and prior to the authorized Opening Date of the Hotel. All insurance policies shall be written on a fully insured basis. Deductibles and self insurance retentions are subject to our prior approval. At the minimum, you agree to maintain or cause to be maintained (as applicable) the following insurance underwritten by an insurer we approve:

                  (1) employer's liability and workers' compensation insurance as prescribed by applicable law;

                  (2) comprehensive general and automobile liability insurance (with products, completed operations and independent contractors coverage), all on an occurrence basis, with single-limit coverage for personal and bodily injury and property damage of at least $5,000,000.00 per occurrence which can be met by a combination of primary liability and umbrella liability policies. You also agree to cause your general contractor to maintain comprehensive general liability insurance of at least $5,000,000.00 per occurrence naming Best Franchising, Inc. and U.S. Franchise Systems, Inc. as additional insureds; and

                  (3) Dram Shop/Liquor liability insurance, in the same amounts provided above and naming the same additional insureds, if you serve alcohol of any kind at the Hotel. If you begin serving alcohol at any time during the License Term, you agree to notify us immediately and provide us with a revised certificate of insurance evidencing Dram Shop/Liquor liability insurance coverage.

         8. TRANSFER.

         A. TRANSFER BY US. We have the right to transfer or assign our rights or obligations under this Agreement to any person or entity and our interests will bind and inure to the benefit of any transferee, successor or assignee.

         B. TRANSFER BY YOU. You agree that the rights and duties created by this Agreement are personal to you and that we have granted this License in reliance on the business skill, financial capacity and character of you and your partners, shareholders or members. You may mortgage the Hotel to any financial institution without our consent if you remain the mortgagor of the Hotel. Except as provided in Paragraph 8B(1), neither you, any successor to your interest, nor any individual, partnership, corporation, or other legal entity which directly or indirectly owns any interest in this License or in you shall sell, assign, transfer, convey or otherwise encumber any direct or indirect interest in this License, the Hotel or the assets of the Hotel without our prior written consent.

                  (1) A transfer of less than a fifty percent (50%) equity interest in you which does not transfer Control (as defined below), does not require our consent if you notify us in writing within thirty (30) days of the transfer.

                  (2) A transfer which alone or combined with previous or simultaneous transfers changes Control of the License, you, the Hotel, or greater than fifty percent (50%) of the Hotel's assets requires our prior written consent.

                      We may require any or all of the following as conditions
                   of our consent to a transfer:

                           (a)      your compliance with all terms of this
                                    Agreement;

                           (b) the transferee entity or individual, and all shareholders, partners or members of the transferee (collectively, the "Transferee"), shall meet our then-current qualifications for new licensees;

                           (c)      the Transferee shall execute our
                                    then-standard forms of license agreement and other applicable agreements for new Hotel System licensees (which will include then-current fees and Contributions), provided, however, Transferee's fees (including but not limited to all fees under Paragraphs 3D(1)(a) and 3D(1)(b)), shall not be less than the fees you are obligated to pay at the time of the transfer under this Agreement;

                           (d) any new general manager retained by the Transferee completes our initial training program;

                           (e) the Hotel shall be upgraded within the time period we set to conform to the then-current standards and specifications for hotels operating under the Hotel System;

                           (f)      you or the Transferee must pay us a
                                    $5,000.00 transfer fee unless the transfer is to the spouse, issue, parent, or sibling of your partner(s) or shareholder(s), or from one partner or shareholder to another. If the Transferee requests approval of a term exceeding the remainder of the License Term, the Transferee must pay our then-current application fee, prorated for the time period exceeding the License Term;

                           (g) you execute a general release, in a form satisfactory to us, of any and all claims by you against us and our officers, directors, shareholders, and employees;

                           (h)      the Transferee executes a written
                                    assignment, in a form satisfactory to us, assuming and agreeing to discharge all of your obligations under this Agreement; and

                           (i) you execute all documents we request evidencing your agreement to remain liable for all obligations to us and our parent, subsidiaries and affiliates prior to the transfer.

                  (3) "Control" or "Controlling" shall mean the direct or indirect possession of the power to direct or cause the direction of the management and policies of any person or legal entity.

                  (4) Except as otherwise provided herein, any purported assignment or transfer without our prior written consent is null and void, constitutes a material breach of this Agreement, enables us to terminate this Agreement without providing you an opportunity to cure and allows us to seek both injunctive relief and monetary damages.

                  (5) If you are an individual, you may transfer this License without paying a transfer or application fee if: (i) you retain at least twenty-five percent (25%) ownership; (ii) we receive your request and supporting documentation before the Opening Date; and
                           (iii) the Transferee meets our then-current standards for new licensees.

         C. TRANSFERS OF THE LICENSE OR EQUITY INTEREST IN YOU UPON DEATH. Upon the death or mental incompetency of you or a person Controlling you, the executor, administrator, or personal representative ("Representative") of such person shall transfer within three (3) months his interest to a third party subject to our approval and the conditions set forth in Paragraph 8B. In the case of transfer by devise or inheritance, if the heirs or beneficiaries can not meet the conditions of Paragraph 8B, the Representative shall have six (6) months from the death or mental incompetency to dispose of the interest, subject to the transfer provisions of this Agreement, after which time we may terminate this Agreement.

         D. REGISTRATION OF A PROPOSED TRANSFER OF EQUITY INTERESTS. Securities in you or your affiliates may be offered to the public only with our prior written consent. All materials required by federal or state law for the sale of any interest in you or your affiliates shall be submitted to us for review prior to distribution or filing with any government agency, including any materials to be used in any offering exempt from registration under federal or state securities laws. No offering by you or your affiliates shall imply or state (by use of the Proprietary Marks or otherwise) that we are participating as an underwriter, issuer or your representative. You agree to pay us a non-refundable fee equal to the greater of $5,000.00 or our costs and expenses of reviewing each proposed offering including, without limitation, attorneys' fees. You acknowledge that we may require changes to your offering materials and a full indemnification from all participants in the offering before issuing our consent.

         E. NON-WAIVER OF CLAIMS. Our consent to a transfer is not a waiver of:
(i) any claims we may have against you; or (ii) our right to demand strict compliance by the Transferee with the terms of this Agreement.

         F. OUR RIGHT OF FIRST REFUSAL. If any party holding any direct or indirect interest in you or in all or substantially all of the Hotel's assets desires to accept a bona fide offer from a third party to purchase the interest, you agree to notify us and provide whatever documentation relating to the offer we require. If the third party purchaser wishes to remove the Hotel from the Hotel System, we have the right and option, exercisable within thirty (30) days after we receive written notification, to inform you that we intend to purchase the seller's interest on the same terms and conditions offered by the third party. If we elect to purchase the seller's interest, closing will occur within ninety

(90) days from the date of our notice to the seller. If we elect not to purchase the seller's interest, any material change thereafter to the terms of the offer shall constitute a new offer subject to our same rights of first refusal as in the case of the third party purchaser's initial offer. Our failure to exercise this option is not a waiver by us of any other provision of this Agreement. If the consideration, terms, and/or conditions offered by the third party purchaser are such that we may not reasonably be required to furnish the same consideration, terms, and/or conditions, then we may purchase the interest for the reasonable cash equivalent. If the parties cannot agree within thirty (30) days on the reasonable cash equivalent of the consideration, terms, and/or conditions offered by the third party purchaser, an independent appraiser whose determination shall be binding will be designated by us at our expense to determine the reasonable equivalent cash consideration.

         G. NO RIGHT OF FIRST REFUSAL. If a third party meeting our then-current qualifications offers to purchase the Hotel and wishes to keep the Hotel in the Hotel System, we shall have no right of first refusal.

         9. CONDEMNATION AND CASUALTY.

         A. CONDEMNATION. You shall immediately notify us of any proposed taking of the Hotel by eminent domain. If a taking occurs, we shall use reasonable efforts (but shall not be obligated) to transfer this Agreement to a location selected by you and approved by us within four (4) months of the taking. If we approve the new location and you subsequently open a new hotel at the new location within two (2) years of the taking, the new hotel shall be deemed to be the Hotel licensed hereunder. If a taking occurs and the new hotel does not become the Hotel licensed hereunder (or if it is evident to us that such shall be the case), this Agreement will terminate, but you will not pay us any liquidated damages.

         B. CASUALTY. If the Hotel is damaged by fire or casualty, you shall repair the damage in accordance with our standards. If the damage or repair requires closing all or any portion of the Hotel, you shall: (i) notify us immediately; (ii) commence reconstruction within four (4) months of closing; and
(iii) reopen for continuous business operations as soon as practicable (but in any event within twenty-four (24) months after closing of the Hotel and not without providing us at least ten (10) days advance notice of the proposed reopening date). If the Hotel is not reopened in accordance with this Paragraph 9B, this Agreement will terminate and you shall pay us liquidated damages (see Paragraph 10D), provided, however, that your payment of liquidated damages shall not exceed the amount of any insurance proceeds you receive.

         C. EXTENSIONS OF TERM. The License Term will be extended for the period the Hotel is not operating as a result of fire or other casualty. You are not required to make any payments pursuant to Paragraph 3D while the Hotel is closed by reason of condemnation or casualty unless you receive insurance proceeds.

         10. TERMINATION.

         A. EXPIRATION OF TERM. This Agreement will expire without notice twenty
(20) years from the authorized Opening Date, subject to its earlier termination as set forth herein. You acknowledge the difficulty of determining our damages if this Agreement terminates prior to its expiration. You also acknowledge that the liquidated damages set forth in Paragraph 10D represent the best estimate of our damages arising from any termination of this Agreement prior to its expiration. Subject to Paragraph 11A, upon the expiration of the License Term, you shall comply with our de-identification procedures as set forth in Paragraph 10C of this Agreement or in the Manual.

         B. DEFAULTS.

                  (1)      DEFAULT WITH OPPORTUNITY TO CURE.

                           (a) If you fail to comply with or violate any provision of this Agreement, the Manual or any Hotel System standard, unless this Agreement, applicable law or any default notice we send to you provides otherwise, you shall have thirty (30) days from your receipt of a written default notice to remedy such default (the "Cure Period"). If any default remains uncured after the Cure Period expires, this Agreement shall terminate automatically without further notice to you, effective immediately upon the expiration of the Cure Period. Alternatively, instead of considering this Agreement automatically terminated upon the expiration of the Cure Period, we may suspend your access to the CRS or remove your Hotel from our advertising publications or the National Directory until your default is cured to our satisfaction.

                           (b) If we issue you two (2) written default notices within any twelve (12) month period, the Cure Period in the second written default notice shall be ten (10) days, unless applicable law provides otherwise.

                           (c) In any judicial or other proceeding in which the validity of our termination of this Agreement is contested, we may cite and rely upon all of your defaults or violations of this Agreement, not solely the defaults or violations referenced in any written default notice sent to you.

                           (d) Any notice of termination or suspension of services we issue to you shall not relieve you of your obligations that survive termination of this Agreement, including, but not limited to, its de-identification, indemnification and liquidated damages provisions.

                           (e) If you fail to provide us with a copy of the recorded deed, an executed lease for at least the License Term or other evidence satisfactory to us of your Control of the Hotel on or before commencement of construction or renovation, we may issue you a default notice which may lead to us terminating this Agreement.

                           (f) If you default on any terms of the Software License Agreement referred to in Paragraph 3A.

                  (2) DEFAULT WITHOUT OPPORTUNITY TO CURE (IMMEDIATE TERMINATION BY US). This Agreement shall terminate immediately without notice to you if:

                           (a) you, or any guarantor of your obligations (a "Guarantor"), shall: (i) not pay its debts as they become due; (ii) admit its inability to pay its debts; or (iii) make a general assignment for the benefit of creditors;

                           (b) you, or any Guarantor, commence or consent to any case, proceeding or action seeking:
                                    (i) reorganization, arrangement, adjustment, liquidation, dissolution or composition of you or your debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors; or (ii) appointment of a receiver, trustee, custodian or other official for any portion of its property;

                           (c) you, or any Guarantor, take any corporate or other action to authorize any of the actions set forth above in Paragraphs 10B(2)(a) or 10B(2)(b);

                           (d) any case, proceeding, or other action against you or any Guarantor is commenced seeking an order for relief against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other official for it or for any portion of its property, and such case, proceeding or other action: (i) results in an order for relief against it which is not fully stayed within seven (7) business days after the entry thereof; or (ii) remains undismissed for forty-five (45) days;

                           (e) an attachment remains on all or any part of the Hotel or your or any Guarantor's assets for thirty (30) days;

                           (f) you or any Guarantor fail, within sixty (60) days of the entry of a final judgment against you or any Guarantor in any amount exceeding $50,000.00, to discharge, vacate or reverse the judgment, or to stay execution of it, or if appealed, to discharge the judgment within thirty (30) days after a final adverse decision in the appeal;

                           (g) you cease to operate the Hotel at the location designated on Attachment A or under the Proprietary Marks, or lose possession or the right to possession of all or a significant part of the Hotel, except as otherwise provided herein;

                           (h) you contest in any court or proceeding either all or any portion of our ownership of the Hotel System or the validity of any of the Proprietary Marks;

                           (i)      you transfer your rights under this
                                    Agreement in violation of Paragraph 8;

                           (j) you fail to identify the Hotel to the public as a Best Hotel;

                           (k) any action is taken to dissolve or liquidate you or any Guarantor, except due to death;

                           (l) you or any of your principals or Guarantors is, or is discovered to have been, convicted of a felony or any other offense likely to reflect adversely upon us, the Hotel System, or the Proprietary Marks, including, but not limited to, any violation of laws or regulations relating to discrimination, equal employment or equal opportunity;

                           (m) you knowingly maintain false books and records of account or knowingly submit false or misleading reports or information to us, including any information you provide or fail to provide to us on your franchise application or otherwise;

                           (n)      you disclose the contents of any
                                    Confidential Materials to any unauthorized person or fail to exercise reasonable care to prevent such disclosure; or

                           (o) in our discretion, we determine a threat or danger to public health or safety results from the construction, maintenance or operation of the Hotel, such that an immediate shutdown of the Hotel is necessary to avoid a substantial liability or loss of goodwill to the Hotel System.
                                    Notwithstanding the foregoing, if we
                                    determine, in our discretion, that both the threat of danger to public health or safety is eliminated and the reopening of the Hotel will not cause a substantial loss of goodwill to the Hotel System within six (6) months of the termination of this Agreement, we will reinstate the Agreement on identical terms and conditions.

         C. DE-IDENTIFICATION OF HOTEL UPON TERMINATION OR EXPIRATION OF THIS AGREEMENT.

                  (1) Within ten (10) days of the effective date of termination or expiration of this Agreement, as the case may be, you agree to de-identify the Hotel by taking whatever action we deem necessary to ensure that the Hotel is no longer identified as a hotel within the Hotel System and no use is made of any part of the Hotel System at or in connection with the Hotel or otherwise. Among the actions you must take to de-identify the Hotel, you agree to: (i) return the Manual and all other proprietary materials to us;
                           (ii) remove all items identifying the Hotel System;
                           (iii) change the telephone listing for the Hotel;
                           (iv) remove all items bearing the Proprietary Marks (including all signage) from the Hotel; (v) cancel all fictitious or assumed name or equivalent registrations relating to your use of the Proprietary Marks; (vi) immediately stop answering the telephone in any way that would lead a prospective customer to believe that the Hotel is affiliated with the Hotel System; and (vii) permit our representative to enter the Hotel to conduct inspections on a periodic basis until de-identification is completed to our satisfaction. Until de-identification is completed to our satisfaction, you agree to maintain a conspicuous sign at the registration desk in a form we specify stating that the Hotel is no longer associated with the Hotel System. You acknowledge that the de-identification process intends to immediately alert the public that the Hotel is not affiliated with the Hotel System.

                  (2) If you fail to comply with all of the de-identification provisions of Paragraph 10C(1) within the permitted ten (10) day period, you agree to: (i) pay a royalty fee of $5,000.00 per day until de-identification is completed to our satisfaction; and (ii) permit our representative to enter the Hotel to complete the de-identification process at your expense.

                  (3) You agree to pay all our costs and expenses of enforcing these de-identification provisions, including, but not limited to, all attorneys' fees. Nothing contained herein limits our rights or remedies at law or in equity should you not complete the de-identification procedures within the permitted ten (10) day period, including, but not limited to, our right to seek and obtain an injunction to remove or cause to be removed, at your sole cost and expense, all signage from the Hotel.

         D. PAYMENT OF LIQUIDATED DAMAGES. If this Agreement terminates after the first twenty-four (24) months of Hotel operations and prior to its expiration for any reason other than as set forth in Paragraphs 9A or 9B, you agree to pay us liquidated damages as set forth below. Your payment of liquidated damages to us shall not be considered a penalty for your breaching this Agreement, but rather a reasonable estimate of our damages and lost future fees we would have received from you under the Agreement. You acknowledge that your obligation to pay us liquidated damages is in addition to, not in lieu of, your obligations to pay any amounts then due to us and comply with the de-identification provisions of Paragraph 10C. You agree to pay us liquidated damages in a lump sum within thirty (30) days following the date of termination, based on the average occupancy rate at the Hotel for the twelve (12) months preceding the termination ("Occupancy Rate") as follows:

                  (1) if the Occupancy Rate was below fifty percent (50%), you shall pay no liquidated damages;

                  (2) if the Occupancy Rate was fifty percent (50%) to fifty-nine and nine-tenths percent (59.9%), you agree to pay us an amount equal to twelve (12) months of all fees under Paragraph 3D(1)(a), unless you give us twelve (12) months prior written notice and your Occupancy Rate meets the criteria of this

                           Paragraph 10D(2), in which case you shall pay no liquidated damages;

                  (3) if the Occupancy Rate was sixty percent (60%) to sixty-nine and nine-tenths percent (69.9%), you agree to pay an amount equal to twenty-four (24) months of fees under Paragraph 3D(1)(a); and (4) if the Occupancy Rate was seventy percent (70%) or greater, you agree to pay an amount equal to thirty-six (36) months of fees under Paragraph 3D(1)(a).

         If this Agreement terminates at any time between its execution and the end of the first twenty-four (24) months of the operation of the Hotel, you agree to pay us liquidated damages equal to the greater of: (i) $2,000.00 multiplied by the number of approved Guest Rooms; or (ii) thirty-six (36) multiplied by the average monthly fees required under Paragraph 3D(1)(a).

         11. RENEWAL.

         A. REQUIREMENTS. Upon your written submission of our then-current form of renewal application at least 180 days prior to this Agreement's expiration date, we shall grant you a ten (10) year renewal term if, in our discretion, the following criteria are satisfied:

         (1) you pay a non-refundable fee equal to one-half of the then-current franchise application fee;

         (2) you received passing Quality Assurance Scores (as defined in the Manual) during the preceding three (3) year period;

         (3) you agree to upgrade the Hotel to meet our then-current criteria for the Hotel System; and

         (4)      you have a favorable operating and payment history.

         Notwithstanding the foregoing, if an independent third party chosen by us determines that the location of the Hotel is inappropriate or obsolete for the brand we shall not be required to renew your license. We will accept or reject your written renewal request within thirty (30) days of its receipt by us. You agree to execute our then-current form of license agreement to effectuate any renewal.

         B. ALTERNATIVE PROCESS. If we determine that you do not meet the above criteria, you may apply to renew this Agreement for a ten year term by submitting an application at least 120 days prior to the expiration of the License Term with a non-refundable renewal fee equal to our then-current franchise application fee. We will evaluate your application based on your operating history, the location of the Hotel and your agreement to upgrade the Hotel.

If we accept your application, you will execute our then-current form of license agreement.

         12. RELATIONSHIP OF PARTIES.

         A. NO AGENCY RELATIONSHIP. You are an independent contractor. Neither party is the legal representative or agent of, or has the power to obligate the other for any purpose. The parties have a business relationship defined entirely by the express provisions of this Agreement. No partnership, joint venture, affiliate, agency, fiduciary or employment relationship is intended or created hereby.

         B. YOUR NOTICES TO PUBLIC CONCERNING INDEPENDENT STATUS. You shall take such steps as we require to minimize the chance of a claim being made against us for any occurrence at the Hotel, or for acts, omissions or obligations of you or anyone affiliated with you or the Hotel. Such steps may include giving notice in private or public rooms or on advertisements, business forms and stationery, making clear to the public that we are not the owner or operator of the Hotel and are not accountable for events occurring at the Hotel.

         C. USE OF THE BEST NAME. You shall not use the word "Best" or any similar words in your entity or trade name, internet domain name, or in connection with any web site, nor authorize or permit such use by anyone else. You shall not use the word "Best" or any other name or mark associated with the Hotel System to incur any obligation or indebtedness.

         13. MISCELLANEOUS.

         A. SEVERABILITY AND INTERPRETATION. The remedies provided in this Agreement are not exclusive. If any provision of this Agreement is held unenforceable, void or voidable, all remaining provisions shall continue in full force and effect unless deletion of the provision(s) materially frustrates the purpose of the parties or makes performance commercially impracticable. If any provision requires interpretation, such interpretation shall be based on the reasonable intention of the parties without interpreting any provision in favor of or against any party hereto by reason of the drafting of the party or its position relative to the other party.

         B. BINDING EFFECT. This Agreement is valid when executed and accepted by us at our office in Atlanta, Georgia. It is made and entered into in the State of Georgia and shall be governed and construed under and in accordance with the laws of the State of Georgia without regard to its conflict of law principles. You acknowledge that you have sought, voluntarily accepted, and become associated with us at our headquarters in Atlanta, Georgia. The choice of law designation permits but does not require that all lawsuits or proceedings concerning this Agreement be filed in the State of Georgia.

         C. EXCLUSIVE BENEFIT. This Agreement is exclusively for the benefit of the parties hereto and shall not create liability to any third party, unless otherwise set forth herein. No agreement between us and any third party is for your benefit.

         D. ENTIRE AGREEMENT. This is the entire Agreement between the parties relating to the Hotel. Neither we nor any person on our behalf has made any representation to you concerning this Agreement, the Hotel or the Hotel System that is not set forth herein or in our UFOC. No change in this Agreement shall be valid unless in writing signed by both parties. No failure to require strict performance or to exercise any right or remedy hereunder shall preclude requiring strict performance or exercising any right or remedy in the future. This Agreement may be executed in multiple copies, each of which will be deemed an original.

         E. OUR WITHHOLDING OF CONSENT. Our consent, wherever required, may be withheld if any default by you exists under this Agreement. Prior to any deviation by you from any material term of this Agreement, you must obtain our prior written consent.

         F. NOTICES. All notices given under this Agreement shall be in writing, delivered by any means which provides written evidence of the date received. Notices shall be deemed given at the date and time receipt is evidenced, to the respective parties at the following addresses unless and until a different address is designated by written notice to the other party:

Notices to us: Best Franchising, Inc.                            Notices to you:
                                                                  ENTITYNAMECAPS
           13 Corporate Square, Suite 250
                                                                  PCADDRESS1
           Atlanta, Georgia 30329                                 PCADDRESS2
           Attention: Doug Shaw                                   Attention:
            PCNAME
                      Vice President
                Franchise Administration

We reserve the right to notify both your lender and any or all of your members, partners or shareholders in the event we issue any notice under this Agreement.

         G. DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision.

         H. MANAGEMENT OF THE HOTEL. You must at all times retain and exercise direct management control over the business of the Hotel. You shall not enter into any lease, management agreement or other similar arrangement for the operation of the Hotel or any part thereof with any independent entity without our prior written consent, which consent shall not be unreasonably withheld.

         I. GUEST ROOM RATES. You shall establish room rates for the Hotel which must be submitted to us before the deadline for the next National Directory. With the exception of special event periods, you agree not to charge any rate exceeding the rate published in the current edition of the National Directory.

         J. ATTORNEYS' FEES. If we are a party to any action or proceeding concerning this Agreement, your operation of the Hotel or due to your actions or omissions, you will be liable to us for reasonable attorneys' fees and court costs we incur in such action or proceeding regardless of whether such action or proceeding proceeds to judgment. Additionally, if you withhold any amounts due to us, and we are required to commence an action or proceeding to recover such amounts and we prevail, you shall reimburse us our costs of collecting such amounts including reasonable attorneys' fees, court costs and expenses.

         14. SPECIAL STIPULATIONS

         A. CONDITIONAL OPENING. Prior to the authorized opening of the Hotel as a BRAND, you must submit satisfactory evidence of termination of the current franchise agreement in accordance with applicable legal requirements.

                       [SIGNATURES TO FOLLOW ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first stated above.

                                    LICENSEE:

                                    ENTITYNAMECAPS

                                    By:
                                       -----------------------------------------
                                       SIGNEENAME
                                       SIGNEETITLE

                                    Attest/Witness:
                                                   -----------------------------
                                    (Any other corporate officer or notary
                                    public with seal)

                                    LICENSOR:

                                    BEST FRANCHISING, INC.

                                    By:
                                       -----------------------------------------
                                       Doug Shaw
                                       Vice President, Franchise Administration

                                    Attest:
                                           -------------------------------------
                                       25

                                    GUARANTY

         As an inducement to Best Franchising, Inc. ("we," "our" or "us") to execute that certain license agreement (including any future amendments thereto) with ______________ ("Licensee") dated as of _______________, a copy of which is attached hereto, (collectively, the "License Agreement"), the undersigned (individually, a "Guarantor" and collectively, the "Guarantors"), jointly and severally, hereby unconditionally warrant to us and our parent, successors and assigns that all representations of Licensee contained in both the License Agreement and the application submitted in connection therewith are true and correct. The Guarantors also jointly and severally guarantee the timely payment and performance of all of Licensee's obligations under the License Agreement.

         Upon notice from us that Licensee is in default under any of the terms of the License Agreement, the Guarantors shall cure any monetary default within five (5) business days from such notice and immediately perform all other obligations of Licensee under the License Agreement. Without affecting the obligations of the Guarantors under this Guaranty, we may without notice to the undersigned extend, modify or release any indebtedness or obligation of the Licensee, or settle, adjust or compromise any claims against the Licensee. The Guarantors waive notice of amendment of the License Agreement and notice of demand for payment or performance by the Licensee. The Guarantors expressly acknowledge that their joint and several obligation to cure all defaults and guaranty the performance of Licensee shall survive the termination of the License Agreement.

         Upon the death of a Guarantor, the estate of such Guarantor shall be bound by this Guaranty but only for defaults and obligations hereunder existing at the time of death. The obligations of the surviving Guarantors shall continue in full force and effect.

         This Guaranty constitutes a guaranty of payment and performance and not of collection, and each of the Guarantors specifically waives any obligation we may have to proceed against the Licensee on any money or property held by the Licensee or by any other person or entity as collateral security, by way of set off or otherwise. The Guarantors further agree that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment or any of the guaranteed obligations is rescinded or must otherwise be restored or returned by us upon the insolvency, bankruptcy or reorganization of the Licensee or any Guarantor, all as though such payment has not been made.

         Our failure to enforce all or any portion of our rights under this Guaranty shall not constitute a waiver of our ability to do so at any point in the future.

         Guarantor hereby specifically waives any rights that may be conferred by Official Code of Georgia Annotated Sections 10-7-23 and 10-7-24 or any similar provision of the applicable law of any other state.

         IN WITNESS WHEREOF, each of the undersigned has signed this Guaranty as of ____________, the date of the License Agreement.

Witnesses:                                 Guarantors:

                                           -------------------------------------
                                           GUARANTOR1, Legal Signature

Notarized (with seal):

                                           -------------------------------------
                                           GUARANTOR2, Legal Signature

                                  ATTACHMENT A
                                    THE HOTEL

FACILITIES (PARAGRAPH 1):

   SITE --- AREA AND GENERAL DESCRIPTION:      A BRAND hotel located at
                                                          HOTELADDRESS1
                                                          HOTELADDRESS2

   NUMBER OF APPROVED GUEST ROOMS:                                ROOMS

   NUMBER OF SUITES INCLUDED:                                      None

   OWNERSHIP OF LICENSEE (PARAGRAPH 8):
   ENTITYNAMECAPS                                                  100%

                                  ATTACHMENT B
                                    TERRITORY
                             PROPERTYNAME/#IDNUMBER

The Territory is defined as that area bordered by:

                                  ATTACHMENT C
                                    THE WORK

         You acknowledge that every detail of the Hotel System is important to us and other licensees operating under the Hotel System to develop and maintain the standards and public image of the Hotel System. You agree to strictly comply with the details of the Hotel System, as set forth in the Manual or otherwise in writing. The following constitutes the development schedule for the Hotel.

         A.       Conversion of an Existing Facility

                  1) You agree to renovate the Hotel in strict accordance and within the time frames set forth on the attached property improvement plan ("PIP"). If requested by us, you agree to submit renovation plans for the Hotel for our approval. If we require you to submit renovation plans, renovations shall not begin until we approve the renovation plans in writing. Once we approve the renovation plans, you agree not to make any subsequent changes without our prior written consent. Our approval of your renovation plans is exclusively for the purpose of ensuring compliance with our then-current standards. Your failure to renovate the Hotel in strict accordance with the PIP and within the specified time frames shall constitute a material breach of this Agreement and may lead to us issuing a default notice and subsequently terminating this Agreement. Commencement of renovation shall mean the beginning of any site work at the Hotel.

                  2) The Hotel shall be ready to open for business not later than six (6) months from the date hereof, unless otherwise provided in the PIP ("Completion Date"). Within ten (10) days of the Completion Date you shall ask us to conduct a final inspection, which we shall promptly conduct. You shall not open for business prior to our written authorization to do so, and you agree to open within ten (10) days of our authorization. We will not authorize you to open the Hotel unless and until you are in full compliance with all terms of this Agreement. Prior to the authorized Opening Date of the Hotel, you must submit to us written certification that the Hotel is in compliance with the approved plans and specifications prepared by the architect and that the Hotel was constructed in compliance with Hotel standards, and is in compliance with all applicable local jurisdictional requirements.

                  B.       New Development

                  1) You shall submit preliminary plans (the "Plans"), including site layout and outline specifications within three (3) months from the date of this Agreement.

                  2) You shall submit to us complete working drawings and specifications for the Hotel, including its proposed equipment, furnishings, facilities and signs, with such detail and containing such information as we require within five (5) months from the date of this Agreement. The Plans shall conform to our then-prevailing Hotel System standards. Construction shall not begin until we have approved the Plans in writing. Following our approval of your Plans, you shall make no changes to the Plans without our prior written consent, which consent will not be unreasonably withheld. If during the course of construction changes in the Plans are required, you shall notify us immediately. Your failure to construct the Hotel in strict accordance with the Plans we approve in writing shall constitute a material breach and may lead to our issuing a default notice and subsequently terminating this Agreement. Our approval of the Plans is intended exclusively to ensure compliance with our then-current standards.

                  3) Construction shall commence within seven (7) months from the date of this Agreement. You shall notify us within (5) days of commencement of construction, which shall mean commencement of any site work at the Hotel. Construction shall continue uninterrupted (unless interrupted by force majeure) until completion of the Hotel. The term "force majeure" shall mean an act of God, war, civil disturbance, government action, fire, flood, accident, hurricane, earthquake or other calamity, strike or other labor dispute.

                  4) The Hotel shall be ready to open for business within twelve (12) months from the date hereof ("Completion Date"). Within ten (10) days of the Completion Date you shall ask us to conduct a final inspection, which we shall promptly conduct. You shall not open for business prior to our written authorization to do so, and you agree to open within ten (10) days of our authorization. We will not authorize you to open the Hotel unless and until you are in full compliance with all terms of this Agreement. Prior to the authorized Opening Date of the Hotel, you must submit to us written certification that the Hotel is in compliance with the approved plans and specifications prepared by the architect and that the Hotel was constructed in compliance with Hotel standards, and is in compliance with all applicable local jurisdictional requirements.

                                    GUARANTY

         THIS GUARANTY (the "Guaranty") is executed as of ____________________, 20__ by HAWTHORN SUITES FRANCHISING, INC. (the "Guarantor") in favor of _____________________________________ ("Licensee").

         WHEREAS, Best Franchising, Inc, a Georgia corporation ("Company"), an affiliate of Guarantor, is the franchisor under that certain Best Franchising, Inc. License Agreement, dated as of _______________, 20___, between Company and Licensee (the "License Agreement"); and

         WHEREAS, in order to provide assurance to Licensee that the Company will fulfill its obligations to Licensee under the License Agreement, Guarantor is willing to execute this Guaranty.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by guarantor, the Guarantor agrees as follows:

         1. GUARANTY. Guarantor hereby guarantees to Licensee the full and prompt performance of Company's obligations to Licensee arising under the License Agreement. Guarantor agrees that if Company does not perform the obligations required to be performed thereunder, then upon written notice from Licensee, Guarantor will perform or cause to be performed such unperformed obligations as required by the License Agreement.

         2. NO WAIVER BY LICENSEE. No delay or failure of Licensee in the exercise of any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise by Licensee of any right, power or remedy shall preclude any further exercise thereof or the exercise of any other right, any power or remedy.

         3. PLACE OF EXECUTION; GOVERNING LAW. Guarantor acknowledges that this Guaranty was delivered in Georgia, and shall be governed and construed in accordance with Georgia law (excluding the laws of conflicts).

         4. MODIFICATIONS. This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Licensee or any officer or agent of Licensee, except by a writing signed by a duly authorized officer of Licensee.

         5. NOTICES. Any and all notices, elections or demands permitted or required to be made under this Guaranty shall be in writing, signed by the party giving such notice, election or demand, and shall be mailed by registered or certified United States mail, postage prepaid, or otherwise delivered to the other party at the address set forth below, or at such other address within the continental United States of America as the addressee may hereafter designate in writing. The effective date of such notice, election or demand shall be the date of delivery. For the purposes of this Guaranty:

                  (a)      The address of Licensee is:

                           -------------------------------------
                           -------------------------------------

                  (b)      The address of Guarantor is:

                           Hawthorn Suites Franchising, Inc.
                           13 Corporate Square
                           Suite 250
                           Atlanta, Georgia 30329

         6. SUCCESSORS AND ASSIGNS. The provisions of this Guaranty shall bind Guarantor and its successors and assigns and shall benefit Licensee and its successors and assigns.

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first written above.

                                               HAWTHORN SUITES FRANCHISING, INC.

                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                       AMENDMENT TO BEST FRANCHISING, INC.
                                LICENSE AGREEMENT
                       REQUIRED BY THE STATE OF CALIFORNIA

                  In recognition of the requirements of the California Franchise Investment Law Sections 31000 through 31516, and the California Franchise Relations Act, California Business and Professions Code Sections 20000 through 20043, the License Agreement, for Best Franchising , Inc. (the "Agreement"), in connection with the offer and sale of franchises for use in the State of California, shall be amended to include the following:

                  1. Paragraph 8B(2)(g) of the Agreement, under the heading "Transfer," shall be amended by inserting a comma at the end thereof and adding thereafter "excluding only such claims you may have under the California Franchise Investment Law and the California Franchise Relations Act."

                  2. If any of the provisions of the Agreement concerning termination is inconsistent with either the California Franchise Relations Act or with the Federal Bankruptcy Code (concerning termination of the Agreement upon certain bankruptcy-related events), then said laws shall apply.

                  3. The Agreement requires that it be governed by Georgia law. This requirement may be unenforceable under California law.

                  4. Each provision of this Amendment shall be effective only to the extent, with respect to such provision, that the jurisdictional requirements of the California law applicable to the provision are met independently without reference to this Amendment.

                         [SIGNATURES ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, the parties hereto have duly executed, sealed and delivered this California Amendment to the License Agreement on the same date as the License Agreement was executed.

                                    US

                                    BEST FRANCHISING, INC.
                                    -----------------------------------------
                                    Licensor

                                    By:
                                       --------------------------------------
                                    Title:
                                          -----------------------------------


                                    -----------------------------------------
                                    Licensee


                                    By:
                                       --------------------------------------
                                    Title:
                                          -----------------------------------



                                    By:
                                       --------------------------------------
                                    Title:
                                          -----------------------------------

                       AMENDMENT TO BEST FRANCHISING, INC.
                                LICENSE AGREEMENT
                         REQUIRED BY THE STATE OF HAWAII

                  In recognition of the requirements of the Hawaii Franchise Investment Law, Hawaii Rev. Stat. Sections 482E-1, ET seq., the License Agreement for Best Franchising, Inc., in connection with the offer and sale of licenses for use in the State of Hawaii, shall be amended to include the following:

                  1. Paragraph 8B(2)(g) of the Agreement, under the heading "Transfer," shall be amended by inserting a comma after the word "employees" and adding thereafter "excluding only such claims as you may have under the Hawaii Franchise Investment Law."

                  2. Paragraph 13 of the Agreement, under the heading "Miscellaneous," shall be amended by the addition of the following sentence, which shall be considered an integral part of this Agreement:

                                    The general release language contained in
                  the Agreement shall not relieve Licensor or any other person, directly or indirectly, from liability imposed by the Hawaii Franchise Investment Law.

                  3. The Hawaii Franchise Investment Law provides rights to Licensee concerning nonrenewal, termination and transfer of the Agreement. If any of the provisions of the License Agreement concerning termination are inconsistent with the Hawaii Franchise Investment Law, then said law shall apply.

                  4. Each provision of this Amendment shall be effective only to the extent, with respect to such provision, that the jurisdictional requirements of the Hawaii Franchise Investment Law are met independently without reference to this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Hawaii amendment to the License Agreement on the same date as the License Agreement was executed.

                                    BEST FRANCHISING, INC.
                                    -----------------------------------------
                                    Licensor


                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------


                                    -----------------------------------------
                                    Licensee


                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------

                                    By:
                                       --------------------------------------
                                    Title:
                                          -----------------------------------

                       AMENDMENT TO BEST FRANCHISING, INC.
                                LICENSE AGREEMENT
                        REQUIRED BY THE STATE OF ILLINOIS

                  In recognition of the requirements of the Illinois Franchise Disclosure Act of 1987, Ill. Comp. Stat. Sections 705/1 to 705/44, the parties to the attached Best Franchising, Inc. License Agreement (the "Agreement") agree as follows:

                  1. Paragraph 8B(2)(g) of the Agreement, under the heading "Transfer," shall be amended by inserting a comma at the end thereof and adding thereafter "except with respect to claims arising under the Illinois Franchise Disclosure Act of 1987."

                  2. Paragraph 10 of the Agreement, under the heading "Termination," shall be supplemented by the addition of the following new Paragraph 10E, which shall be considered an integral part of the Agreement:

                  E. If any of the provisions of this Paragraph 10 concerning termination are inconsistent with Section 19 of the Illinois Franchise Disclosure Act of 1987, then said Illinois law shall apply.

                  3 Paragraph 13B of the Agreement, under the heading "Miscellaneous," shall be amended by inserting a comma at the end of the second sentence and adding thereafter "except with respect to claims arising under the Illinois Franchise Disclosure Act of 1987."

                  4. This Agreement requires that it be governed by Georgia law. To the extent that such law conflicts with the Illinois Franchise Disclosure

Act, the Act will control.

                  5. Each provision of this Amendment shall be effective only to the extent, with respect to such provision, that the jurisdictional requirements of the Illinois Franchise Disclosure Act of 1987 are met independently without reference to this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Illinois amendment to the License Agreement on the same date as the License Agreement was executed.

                                    BEST FRANCHISING, INC.
                                    -----------------------------------------
                                    Licensor


                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------



                                    -----------------------------------------
                                    Licensee

                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------

                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------

                       AMENDMENT TO BEST FRANCHISING, INC.
                           LICENSE AGREEMENT REQUIRED
                             BY THE STATE OF INDIANA

                  In recognition of the requirements of the Indiana Franchise Disclosure Law, Indiana Code Sections 23-2-2.5-1 to 23-2-2.5-51, and the Indiana Deceptive Franchise Practices Act, Indiana Code Sections 23-2-2.7-1 to 23-2-2.7-7 (the "Act"), the parties to the attached Best Franchising, Inc. Agreement (THE "Agreement") agree as follows:

                  1. Paragraph 7 of the Agreement, under the heading "Indemnity and Insurance," shall be amended by the addition of the following sentence, which shall be considered an integral part of this Agreement:

                  The general release language contained in this License shall not relieve the Licensor or any other person, directly or indirectly, from liability imposed by the Indiana Franchise Disclosure Law and the Indiana Deceptive Practices Act.

                  2. Paragraph 8B(2)(g) of the Agreement, under the heading "Transfer," shall be amended by inserting a comma after the word "employees" and adding thereafter "excluding only such claims as you may have under the Indiana Franchise Disclosure Law and the Indiana Deceptive Practices Act."

                  3. Paragraph 13B of the Agreement, under the heading "Miscellaneous," shall be amended by inserting a comma at the end of the second sentence and adding thereafter "except with respect to any cause of action which arises under the Indiana Franchise Disclosure Law or the Indiana Deceptive Franchise Practices Act."

                  4. Paragraph 13 of the Agreement, under the heading "Miscellaneous," shall be amended by the addition of the following sentence:

                  Notwithstanding anything to the contrary in this provision, Licensee does not waive any right under the Indiana Franchise Disclosure Law or the Indiana Deceptive Practices Act with regard to any prior representations made in the UFOC furnished to Licensee.

                  5. With respect to the Agreement, any reservation of right to any specified remedy or limitation of the remedies available to either party is prohibited pursuant to the Indiana Franchise Disclosure Law, Indiana Code
Section 23-2-2.7-1(10).

                  6. Indiana law provides rights to Licensee concerning nonrenewal and termination of the Agreement. To the extent the Agreement contains a provision that is inconsistent with the Indiana law, Indiana law will control.

                  7. Any indemnification under the Agreement excludes indemnification for liability caused by Licensee's proper reliance on and use of the System or materials provided by Licensor to Licensee which Licensee does not alter or claims based upon Licensor's gross negligence or willful misconduct.

                  8. Nothing in the Agreement shall abrogate or reduce any rights you have under Indiana law.

                  9. Each provision of this Amendment shall be effective only to the extent, with respect to such provision, that the jurisdictional requirements of the Indiana Franchise Disclosure Law, Indiana Code Sections 23-2-2.5-1 to 23-2-2.5-51, and the Indiana Deceptive Franchise Practices Act, Indiana Code Sections 23-2-2.7-1 to 23-2-2.7-7, are met independently without reference to this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Indiana amendment to the License Agreement on the same date as the License Agreement was executed.

                                    BEST FRANCHISING, INC.
                                    -----------------------------------------
                                    Licensor

                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------


                                    -----------------------------------------
                                    Licensee


                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------
                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------

                       AMENDMENT TO BEST FRANCHISING, INC.
                                LICENSE AGREEMENT
                        REQUIRED BY THE STATE OF MARYLAND

                  In recognition of the requirements of the Maryland Franchise Registration and Disclosure Law, Md. Code Bus. Reg. Sections 14-201 through 14-233, the License Agreement for Best Franchising, Inc., in connection with the offer and sale of licenses for use in the State of Maryland, shall be amended to include the following:

                  1. Paragraph 8B(2)(g) of the Agreement, under the heading "Transfer," shall be amended by inserting a comma after the word "employees" and adding thereafter "excluding only such claims as you may have under the Maryland Franchise Registration and Disclosure Law (Md. Code Bus. Reg. Sections 14-201 through 14-233)."

                  2. Paragraph 13B of the Agreement, under the heading "Miscellaneous," shall be amended by inserting a comma at the end of the second sentence and adding thereafter "except for claims arising under the Maryland Franchise Registration and Disclosure Law."

                  3. Paragraph 13 of the Agreement, under the heading "Miscellaneous," shall be amended by the addition of the following paragraphs, which shall be considered an integral part of this Agreement:

                  J. The general release language contained in this Agreement shall not relieve Licensor or any other person, directly or indirectly, from liability imposed by the Maryland Franchise Registration and Disclosure Law (Md. Code Bus. Reg. Sections 14-201 through 14-233).

                  K. The foregoing acknowledgments are not intended to, nor shall they, act as a release, estoppel or waiver of any liability incurred under the Maryland Franchise Registration and Disclosure Law.

                  4. Each provision of this Amendment shall be effective only to the extent, with respect to such provision, that the jurisdictional requirements of the Maryland Franchise Registration and Disclosure Law (Md. Code. Bus. Reg. Sections 14-201 through 14-233) are met independently without reference to this Amendment.

                         [SIGNATURES ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Maryland amendment to the License Agreement on the same date as the License Agreement was executed.

                                    BEST FRANCHISING, INC.
                                    -----------------------------------------
                                    Licensor

                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------


                                    -----------------------------------------
                                    Licensee


                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------
                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------

                       AMENDMENT TO BEST FRANCHISING, INC.
                                LICENSE AGREEMENT
                       REQUIRED BY THE STATE OF MINNESOTA

                  In recognition of the requirements of the Minnesota Franchises Law, Minn. Stat. Sections 80C.01 through 80C.22, and of the Rules and Regulations promulgated thereunder by the Minnesota Commissioner of Commerce, Minn. Rules Sections 2860.0100 through 2860.9930, the parties to the attached Best Franchising, Inc. License Agreement (the "Agreement") agree as follows:

                  1. Paragraph 5 of the Agreement, under the heading "Proprietary Rights," shall be amended by the addition of the following language:

                  D. The Minnesota Department of Commerce requires that Licensor indemnify Licensee against liability to third parties resulting from claims by third parties that Licensee's use of Licensor's trademark infringes trademark rights of the third party. Licensor does not indemnify against the consequences of Licensee's use of Licensor's trademark except in accordance with the requirements of this Agreement, and, as a condition to indemnification, Licensee must provide notice to Licensor of any such claim within 10 days and tender the defense of the claim to Licensor. If Licensor accepts the tender of defense, Licensor has the right to manage the defense of the claim including the right to compromise, settle or otherwise resolve the claim, and to determine whether to appeal a final determination of the claim.

                  2. Paragraph 7 of the Agreement, under the heading "Indemnity and Insurance," shall be amended by the addition of the following sentence, which shall be considered an integral part of this Agreement:

                  The general release language contained in the License shall not relieve the Licensor or any other person, directly or indirectly, from liability imposed by the Minnesota Franchise Law.

                  3. Paragraph 8B(2)(g) of the Agreement, under the heading "Transfer," shall be amended by inserting a comma after the word "employees" and adding thereafter "excluding only such claims as you may have under the Minnesota Franchises Law and the Rules and Regulations promulgated thereunder by the Minnesota Commissioner of Commerce."

                  4. Paragraph 8 of the Agreement, under the heading "Transfer," shall be amended by the addition of the following paragraph:

                  H. Minnesota law provides licensees with certain transfer rights. In sum, Minn. Stat. Section 80C.14 (subd. 5) currently requires, except in certain specified cases, that consent to the transfer of the license not be unreasonably withheld.

                  5. Paragraph 10 of the Agreement, under the heading "Termination," shall be amended by the addition of the following paragraph:

                  E. Minnesota law provides licensees with certain termination rights. In sum, Minn. Stat. Section 80C.14 (subds. 3 and 5) currently require, except in certain specified cases, that a licensee be given 90 days notice of termination (with 60 days to cure) and 180 days notice of non-renewal of this Agreement, and that consent to the transfer of the license not be unreasonably withheld.

                  6. To the extent that the provision in the fifth sentence of Paragraph 10D, with respect to the lump sum payment by Licensee, is a liquidated damages provision in violation of Minnesota Rule 2860.4400J, such provision shall be deleted from this Agreement.

                  7. Paragraph 13 of the Agreement, under the heading "Miscellaneous," shall be amended by the addition of the following sentence, which shall be considered an integral part of this Agreement:

                  The general release language contained in the Agreement shall not relieve Licensor or any other person, directly or indirectly, from liability imposed by the Minnesota Franchise Law.

                  8. Paragraph 13 of the Agreement, under the heading "Miscellaneous," shall be amended by the addition of the following sentence, which shall be considered an integral part of the Agreement:

                  Minn. Stat. Sec 80C.21 and Minn. Rule 2860.4400J prohibit us from requiring litigation to be conducted outside Minnesota. Nothing in the UFOC or the Agreement can abrogate or reduce any of your rights provided for in Minnesota Statutes, Chapter 80C, or your rights to any procedure, forum or remedies provided for by the laws of the jurisdiction.

                  9. Each provision of this Agreement shall be effective only to the extent, with respect to such provision, that the jurisdictional requirements of the Minnesota Franchises Law or the Rules and Regulations promulgated thereunder by the Minnesota Commissioner of Commerce are met independently without reference to this Addendum to the Agreement.

                  IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Minnesota Amendment to the License Agreement on the same day as the License Agreement was executed.

                                    BEST FRANCHISING, INC.
                                    -----------------------------------------
                                    Licensor

                                    By:
                                       --------------------------------------
                                    Title:
                                          -----------------------------------

                                    -----------------------------------------
                                    Licensee



                                    By:
                                       --------------------------------------
                                    Title:
                                          -----------------------------------
                                    By:
                                       --------------------------------------
                                    Title:
                                          -----------------------------------

                       AMENDMENT TO BEST FRANCHISING, INC.
                                LICENSE AGREEMENT
                        REQUIRED BY THE STATE OF NEW YORK

                  In recognition of the requirements of the General Business Law of the State of New York, Article 33, Sections 680-695, the License Agreement for Best Franchising, Inc., in connection with the offer and sale of licenses for use in the State of New York, shall be amended to include the following:

                  1. Notwithstanding any provision of the License Agreement, all rights enjoyed by Licensee and any causes of action arising in its favor from the provisions of Article 33 of the General Business Law of the State of New York and the regulations issued thereunder shall remain in force, it being the intent of this proviso that the non-waiver provisions of the General Business Law of the State of New York Sections 687.4 and 687.5 be satisfied.

                  2. Paragraph 7A(1) of the License Agreement is hereby modified by adding the following sentence after the initial sentence thereof: "However, you shall not be required to indemnify for any claims arising out of a breach of this Agreement by, or other civil wrong of, the Licensor."

                  3. No new or different requirements imposed on you as a result of any changes made by Licensor to its Manual or otherwise shall place an unreasonable economic burden on you.

                  4. Notwithstanding any provision of the License Agreement to the contrary, Licensor will not transfer and assign its rights and obligations under the License Agreement unless the transferee will be able to perform the Licensor's obligations under the License Agreement, in Licensor's good faith judgment, so long as it remains subject to Article 33 of the General Business Law of the State of New York.

                  5. Notwithstanding Paragraph 13B of the License Agreement, the choice of law provision should not be construed as a waiver of any right conferred upon you by the provisions of Article 33 of the General Business Law of the State of New York.

                  6. Each provision of this Amendment shall be effective only to the extent, with respect to such provision, that the jurisdictional requirements of the General Business Law of the State of New York are met independently without reference to this Amendment.

                         [SIGNATURES ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this New York amendment to the License Agreement on the same date as the License Agreement was executed.

                                    BEST FRANCHISING, INC.
                                    -----------------------------------------
                                    Licensor

                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------


                                    -----------------------------------------
                                    Licensee

                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------
                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------

                       AMENDMENT TO BEST FRANCHISING, INC.
                                LICENSE AGREEMENT
                      REQUIRED BY THE STATE OF NORTH DAKOTA

                  In recognition of the requirements of the North Dakota Franchise Investment Law, N.D. Cent. Code Sections 51-19-01 through 51-19-17, and the policies of the office of the State of North Dakota Securities Commission, the parties to the attached Best Franchising, Inc. License Agreement (the "Agreement") agree as follows:

                  1. Paragraph 7 of the Agreement, under the heading "Indemnity and Insurance," shall be amended by the addition of the following sentence, which shall be considered an integral part of the Agreement:

                  The general release language contained in this Agreement shall not relieve Licensor or any other person, directly or indirectly, from any liability imposed by the North Dakota Franchise Investment Law.

                  2. Paragraph 8B(2)(g) of the Agreement, under the heading "Transfer," shall be amended by inserting a comma after the word "employees" and adding thereafter "excluding only such claims as Licensee may have under the North Dakota Franchise Investment Law."

                  3. To the extent that Paragraph 10D, with respect to the lump sum payment by Licensee, is a liquidated damages provision in violation of North Dakota Franchise Investment Law, N.D. Cent.

Code Section 51-19-09(1)(a)(9), such provision shall be deleted from this Agreement.

                  4. Paragraph 13B of the Agreement, under the heading "Miscellaneous," shall be amended by inserting a comma at the end of the second sentence and adding thereafter "except with respect to claims arising under the North Dakota Franchise Investment Law."

                  5. Each provision of this Amendment shall be effective only to the extent, with respect to such provision, that the jurisdictional requirements of the North Dakota Franchise Investment Law, N.D. Cent. Code Sections 51-19-01 through 51-19-17, are met independently without reference to this Amendment.

                         [SIGNATURES ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this North Dakota amendment to the License Agreement on the same day as the License Agreement was executed.

                                    BEST FRANCHISING, INC.
                                    -----------------------------------------
                                    Licensor

                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------


                                    -----------------------------------------
                                    Licensee

                                    By:
                                      ---------------------------------------
                                    Title:
                                         ------------------------------------
                                    By:
                                      ---------------------------------------
                                    Title:
                                         ------------------------------------

                       AMENDMENT TO BEST FRANCHISING, INC.
                           LICENSE AGREEMENT REQUIRED
                          BY THE STATE OF RHODE ISLAND

                  In recognition of the requirements of the Rhode Island Franchise Investment Act, Sections 19-28.1-1 through 19-28.1-34, the parties to the attached Best Franchising, Inc. Agreement (the "Agreement") agree as follows:

                  1. Paragraph 13 of the Agreement, under the heading "Miscellaneous," shall be amended by the addition of the following new paragraph:

                  J. Section 19-28.1-14 of the Rhode Island Franchise Investment Act provides that "A provision in a franchise agreement restricting jurisdiction or venue to a forum outside this state or requiring the application of the laws of another state is void with respect to a claim otherwise enforceable under this Act."

                  2. This Agreement requires that it be governed by Georgia law. To the extent that such law conflicts with Rhode Island Franchise Investment Act it is void under Sec. 19-28.1-14.

                  3. Licensee is required in this Agreement under certain circumstances to execute a release of claims that might violate the Act or a rule or order under the Act. Such release shall exclude claims arising under the Rhode Island Franchise Investment Act.

                  4. Each provision of this Amendment shall be effective only to the extent, with respect to such provision, that the jurisdictional requirements of Rhode Island Franchise Investment Act, Sections 19-28- 1.1 through 19-28.1-34, are met independently without reference to this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Rhode Island amendment to the License Agreement on the same date as the License Agreement was executed.

                                    BEST FRANCHISING, INC.
                                    -----------------------------------------
                                    Licensor

                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------

                                    -----------------------------------------
                                    Licensee

                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------
                                    By:
                                       --------------------------------------
                                    Title:
                                         ------------------------------------

                       AMENDMENT TO BEST FRANCHISING, INC.
                                LICENSE AGREEMENT
                      REQUIRED BY THE STATE OF SOUTH DAKOTA

                  In recognition of the requirements of the South Dakota Franchises for Brand-Name Goods and Services Law, S.D. Codified Laws Sections 37-5A-1 to 37-5A-87, the parties to the attached Best Franchising, Inc. License Agreement (the "Agreement") agree as follows:

                  1. To the extent the provision in the fifth sentence of Paragraph 10D, with respect to the lump sum payment by Licensee, is a liquidated damages provision in violation of South Dakota Codified Laws Section 53-9-5, such provision shall be deleted from this Agreement.

                  2. Paragraph 13B of the Agreement, under the heading "Miscellaneous," shall be amended by the addition of the following sentence:

                  Notwithstanding the above, this provision shall be void with respect to any cause of action which is otherwise enforceable in the State of South Dakota.

                  3. Paragraph 13 of the Agreement, under the heading "Miscellaneous," shall be amended by the addition of the following language:

                  J. Notwithstanding anything to the contrary in this Agreement, all issues relating to franchise registration, employment law, covenants not to compete, and other matters of local concern shall be governed by the laws of the State of South Dakota, but as to contractual and all other matters, the Agreement and all provisions of the Agreement will be and remain subject to the application, construction, enforcement and interpretation under the governing laws of Georgia.

                  K. Notwithstanding anything to the contrary herein, nothing in this Agreement shall be deemed to constitute a waiver of compliance with any provision of the South Dakota Franchises for Brand-Name Goods and Services Act.

                  4. Regardless of the terms of the Agreement concerning termination, if Licensee fails to meet performance and quality standards or fails to make any payments under the Agreement, Licensee will be afforded thirty
(30) days' written notice with an opportunity to cure the default before termination.

                  5. Pursuant to S.D.C.L. 37-5A-86, any acknowledgment, provision, disclaimer or integration clause or a provision having a similar effect in the Agreement does not negate or act to remove from judicial review any statement, misrepresentation or action that would violate the South Dakota Franchise Law (S.D.C.L. 37-5A), or any administrative regulations promulgated thereunder.

                  6. Any provision that provides that the parties waive their right to claim punitive, exemplary, incidental, indirect, special or consequential damages may not be enforceable under South Dakota law.

                  7. Each provision of this Amendment shall be effective only to the extent, with respect to such provision, that the jurisdictional requirements of the South Dakota Franchises for Brand-Name Goods and Services Law are met independently without reference to this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this South Dakota amendment to the License Agreement on the same day as the License Agreement was executed.

                                    BEST FRANCHISING, INC.
                                    -----------------------------------------
                                    Licensor

                                    By:
                                      ---------------------------------------
                                    Title:
                                         ------------------------------------

                                    -----------------------------------------
                                    Licensee

                                    By:
                                      ---------------------------------------
                                    Title:
                                         ------------------------------------
                                    By:
                                      ---------------------------------------
                                    Title:
                                         ------------------------------------

                       AMENDMENT TO BEST FRANCHISING, INC.
                                LICENSE AGREEMENT
                       REQUIRED BY THE STATE OF WASHINGTON

                  In recognition of the requirements of the Washington Franchise Investment Protection Act, Wash. Rev. Code Sections 19.100.010 through 19.100.940, the License Agreement for Best Franchising, Inc. ("BFI"), in connection with the offer and sale of licenses for use in the State of Washington, shall be amended to include the following:

                  1. The State of Washington has a statute, RCW 19.100.180, which may supersede the License Agreement in your relationship with BFI, including the areas of termination and renewal of your license. There also may be court decisions which may supersede the License Agreement in your relationship with BFI, including the areas of termination and renewal of your license.

                  2. In the event of a conflict of laws, the provisions of the Washington Franchise Investment Protection Act, Chapter 19.100 RCW shall prevail.

                  3. A release or waiver of rights executed by a licensee or a transferor shall not include rights under the Washington Franchise Investment Protection Act, except when executed pursuant to a negotiated settlement after the Agreement is in effect and where the parties are represented by independent counsel. Provisions such as those which unreasonably restrict or limit the statute of limitations period for claims under the Act, or rights or remedies under the Act such as a right to a jury trial, may not be enforceable.

                  4. Transfer fees are collectable to the extent that they reflect Licensor's reasonable estimated or actual costs in effecting a transfer.

                  5. Each provision of this Amendment shall be effective only to the extent, with respect to such provision, that the jurisdictional requirements of the Washington Franchise Investment Protection Act, Wash. Rev. Code Sections
19.100.010 through 19.100.940, are met independently without reference to this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Washington amendment to the License Agreement on the same date as the License Agreement was executed.

                                    BEST FRANCHISING, INC.
                                    -----------------------------------------
                                    Licensor


                                    By:
                                      ---------------------------------------
                                    Title:
                                         ------------------------------------


                                    -----------------------------------------
                                    Licensee


                                    By:
                                      ---------------------------------------
                                    Title:
                                         ------------------------------------
                                    By:
                                      ---------------------------------------
                                    Title:
                                         ------------------------------------

                                   Page 1 of 1